UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/12/2005

Genaera Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-19651

DE	13-3445668
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462
(Address of Principal Executive Offices, Including Zip Code)

610.941.4020
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On September 12, 2005, Genaera Corporation (the "Company") announced that it has received signed securities purchase agreements from unaffiliated institutional investors for the purchase of an aggregate of approximately 11.4 million shares (the "Shares") at $2.15 per share of registered common stock for aggregate proceeds of $24.5 million. The shares were offered through a prospectus supplement pursuant to the Company's effective shelf registration statement. In addition, warrants to purchase 3,420,000 shares of common stock were issued to the institutional investors. The warrants have an exercise price of $3.15 per share. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the sale of the Shares, the Company is filing the Placement Agency Agreement relating thereto as part of this Current Report on Form 8-K as Exhibit 99.2.

Item 8.01.    Other Events

On September 12, 2005, Genaera Corporation (the "Company") issued a press release announcing that it has received signed securities purchase agreements from unaffiliated institutional investors for the purchase of an aggregate of approximately 11.4 million shares at $2.15 per share of registered common stock for aggregate proceeds of $24.5 million. The shares were offered through a prospectus supplement pursuant to the Company's effective shelf registration statement. In addition, warrants to purchase 3,420,000 shares of common stock were issued to the institutional investors. The warrants have an exercise price of $3.15 per share.

A copy of the Company's press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number       Description
99.1         Securities Purchase Agreement by and between Genaera Corporation and Certain Purchasers dated September 9, 2005.

99.2      Placement Agency Agreement among Genaera Corporation, RBC Capital Markets Corporation and Fortis Securities LLC dated September 12, 2005.

99.3      Press release of the Company dated September 12, 2005 - "Genaera Announces $24.5 Million Direct Equity Placement."

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Genaera Corporation

Date: September 12, 2005.	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Securities Purchase Agreement by and between Genaera Corporation and Certain Purchasers dated September 9, 2005.
EX-99.2	Placement Agency Agreement among Genaera Corporation, RBC Capital Markets Corporation and Fortis Securities LLC dated September 12, 2005.
EX-99.3	Press release of the Company dated September 12, 2005 - "Genaera Announces $24.5 Million Direct Equity Placement."